Exhibit 99.1

Momenta Enters Definitive Agreement with Johnson & Johnson

•	Johnson & Johnson to acquire Momenta for $52.50 per share in cash, representing a total equity value of $6.5 billion and a 70% premium to Momenta’s closing price on August 18, 2020

•	Momenta’s FcRn inhibitor, nipocalimab, has the potential to transform treatment of autoantibody-driven autoimmune diseases

•	Transaction expected to be completed in the second half of 2020

CAMBRIDGE, Mass., Aug, 19, 2020 (GLOBE NEWSWIRE) -- Momenta Pharmaceuticals, Inc. (Nasdaq: MNTA, “Momenta” or the “Company”), a biotechnology company focused on discovering and developing novel biologic therapeutics to treat rare immune-mediated diseases announced today that it has entered into a definitive agreement for Johnson & Johnson (“Johnson & Johnson” or “J&J”) to acquire Momenta for $52.50 per share in an all-cash transaction, implying a fully-diluted equity value of $6.5 billion. The agreement was unanimously approved by the Boards of Directors of both Momenta and Johnson & Johnson.

"The agreement with J&J recognizes the value created by years of commitment and dedication to our mission by the many current and past Momenta employees. Programs such as nipocalimab have the potential to improve the lives of countless patients suffering from autoimmune and fetal maternal diseases,” said Craig Wheeler, President and Chief Executive Officer of Momenta. “This acquisition provides strong value for our shareholders and ensures a level of investment in our exciting portfolio that will further enhance its potential for patients. I believe J&J is the right company to advance our portfolio of novel drug candidates for autoimmune and rare diseases. J&J’s leadership in immunology, extensive capabilities, and global reach, as well as its alignment with our vision of pioneering therapies for complex diseases is a strong fit for our company and our portfolio.”

The transaction is expected to close in the second half of 2020, pending the satisfaction of all conditions to the completion of the tender offer and merger. Until that time, Momenta will continue to operate as a separate and independent company.

Momenta’s financial advisors are Goldman Sachs & Co. LLC and Centerview Partners LLC, Latham & Watkins LLP is acting as legal counsel for Momenta and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel for Goldman Sachs & Co. LLC and Centerview Partners LLC.

Transaction Details

Under and subject to the terms of the agreement, Vigor Sub, Inc. (“Merger Sub”), a newly formed wholly owned subsidiary of Johnson & Johnson, agreed to commence a tender offer to acquire all outstanding shares of Momenta common stock for $52.50 per share in cash and Momenta agreed to file a recommendation statement containing the unanimous recommendation of the Momenta board that Momenta stockholders tender their shares to Merger Sub. Following the completion of the tender offer, Johnson & Johnson expects to promptly consummate a merger of Momenta with Merger Sub, in which shares of Momenta that have not been tendered in the tender offer will be acquired by Johnson & Johnson and converted into the right to receive the same cash price per share as paid in the tender offer.

The closing of the tender offer is subject to customary closing conditions, including the tender of a majority of outstanding Momenta shares on a fully diluted basis and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The merger agreement includes customary termination provisions for both Momenta and Johnson & Johnson.

About Momenta Pharmaceuticals

Momenta Pharmaceuticals is a biotechnology company with a validated innovative scientific platform focused on discovering and developing novel biologic therapeutics to treat rare immune-mediated diseases and advancing its late stage biosimilars and is headquartered in Cambridge, MA.

To receive additional information about Momenta, please visit the website at www.momentapharma.com, which does not form a part of this press release.

The Company's logo, trademarks, and service marks are the property of Momenta Pharmaceuticals, Inc. All other trade names, trademarks, or service marks are property of their respective owners.

Forward Looking Statements

Statements in this press release regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about the timing of completion of the tender offer and transaction; product development strategies, goals and timelines; and the use, efficacy, safety, dosing, potency, tolerability, convenience and commercial potential of our product candidates, including their potential as best-in-class agents. Forward-looking statements may be identified by words and phrases such as “advance,” “anticipate,” ‘being developed,” “believe,” “continue,” “expect,” “guidance,” “look forward to,” “may,” “plan,” “possible,” “potential,” “progress,” “propose,” “remains,” “target,” “will,” “working toward” and other similar words or expressions, or the negative of these words or similar words or expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including: (i) uncertainties as to the timing of the tender offer and the subsequent merger; (ii) the risk that the tender offer or the subsequent merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of Momenta’s stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for Momenta will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the subsequent merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement among Johnson & Johnson,  Merger Sub and Momenta, including in circumstances which would require Momenta to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Momenta’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from Momenta’ ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; and those referred to under the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2020, filed with the Securities and Exchange Commission, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

INVESTOR CONTACT:	MEDIA CONTACT:
Patty Eisenhaur	Karen Sharma
Momenta Pharmaceuticals	MacDougall Biomedical Communications
+1-617-395-5189	+1-781-235-3060
IR@momentapharma.com	Momenta@macbiocom.com

Additional Information and Where to Find It

The tender offer described above has not yet commenced. This communication is not an offer to buy nor a solicitation of an offer to sell any securities of Momenta. The solicitation and the offer to buy shares of Momenta’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Johnson & Johnson intends to cause Merger Sub to file with the Securities and Exchange Commission (“SEC”). In addition, Momenta will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Once filed, investors will be able to obtain a free copy of these materials and other documents filed by Johnson & Johnson, Merger Sub and Momenta with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by Momenta under the “Investors” section of Momenta’s website at www.momentapharma.com or by directing a request to Momenta at +1-617-395-5189. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT OF MOMENTA AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES INTO THE TENDER OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.